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                                                AS FILED PURSUANT TO RULE 497
                                                UNDER THE SECURITIES ACT OF 1933
                                                REGISTRATION NO. 333-58314
                                                AND 811-3859


                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                            VARIABLE SEPARATE ACCOUNT
                            (PORTION RELATING TO THE
                   WM DIVERSIFIED STRATEGIES VARIABLE ANNUITY)

             SUPPLEMENT TO THE WM DIVERSIFIED STRATEGIES PROSPECTUS
                              DATED APRIL 30, 2002


The first paragraph and heading entitled "Service Fees" on page 28 of the prospectus is replaced in its entirety with the following:

12b-1 FEES

Shares of certain trusts may be subject to fees imposed under a distribution and/or servicing plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940. For SunAmerica Series Trust, under the distribution plan which is applicable to Class A and B shares, recaptured brokerage commissions will be used to make payments to SunAmerica Capital Services, Inc., the Trust's Distributor, to pay for various distribution activities on behalf of the SunAmerica Series Trust Portfolios. These distribution fees will not increase the cost of your investment or affect your return.

In addition, the 0.15% fee applicable to the Class B shares of Anchor Series and SunAmerica Series Trust Portfolios is generally used to pay financial intermediaries for services provided over the life of your contract.





Date:  August 12, 2002


                PLEASE KEEP THIS SUPPLEMENT WITH YOUR PROSPECTUS.